SECURITIES AND EXHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     June 30, 2001
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                            MID-ATLANTIC REALTY TRUST
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             (Exact name of registrant as specified in its charter)



Maryland                                1-12286                   52-1832411
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(State or other Jurisdiction     (Commission File Number)   (I.R.S. Employer
of Incorporation)                                            Identification No.)



170 West Ridgely Road, Suite 300, Lutherville, MD  21093
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(Address of Principal Executive Offices/Zip Code)



Registrant's telephone number, including area code:  (410) 684-2000
                                                   -----------------------------

                                 Not Applicable
          (Former Name or Former Address, if changed since last Report)



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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b)  Not Applicable.

         (c)  Exhibits.  The following exhibit is filed with this report:

         NUMBER        EXHIBIT
         ------        -------
         99.1          June 30, 2001 Selected Financial Information

ITEM 9.           REGULATION FD DISCLOSURE


          Pursuant to Regulation FD, Mid-Atlantic Realty Trust is furnishing the June 30, 2001 Selected Financial Information under Item 9 of this Current Report on Form 8-K attached hereto and incorporated herein as Exhibit 99.1 of this report. On August 6, 2001, the June 30, 2001 Selected Financial Information will be presented to current and prospective stockholders and other persons and institutions who may be interested in Mid-Atlantic Realty Trust and its business, finances, or entities.

          The June 30, 2001 Selected Financial Information includes forward looking statements under the federal securities laws. Statements that are not historical in nature are intended to identify forward looking statements. While these statements reflect Mid-Atlantic Realty Trust's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which it operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events. Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations. Mid-Atlantic Realty Trust disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.


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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MID-ATLANTIC REALTY TRUST AND
                                         SUBSIDIARIES
                                         (Registrant)


Date:    08/06/01                        /s/ F. Patrick Hughes
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                                         F. Patrick Hughes
                                         President and Chief Executive Officer



Date:    08/06/01                        /s/ Janice C. Robinson
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                                         Janice C. Robinson
                                         Vice President and Controller

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